Incoming, Inc. 8-K/A

Exhibit 99.2

Balance Sheet
(Unaudited)
North American Bio-Energies, LLC
	June 30, 2010	December 31, 2009
	(Restated)
ASSETS
Current Assets
Cash	$3,655	$12,447
Accounts receivable, net	8,748	8,305
Accounts receivable, related party	305,954	72,799
Prepaid expenses	20,438	-
Inventory	95,320	79,021
Tax credit receivable	176,988	164,190
Total Current Assets	611,103	336,762

Property, plant and equipment, net	205,804	224,231
Construction in progress	294,074	285,458
TOTAL ASSETS	$1,110,981	$846,451

LIABILITIES & MEMBERS’ EQUITY
Current Liabilities
Accounts payable	$515,001	$260,909
Accrued liabilities	6,365	5,472
Current maturities of long-term debt	54,517	54,517
Notes payable to related parties	97,500	97,500
Total Current Liabilities	673,383	418,398

Long-term debt	212,489	227,520
Total Liabilities	885,872	645,918

Members’ Equity	225,109	200,533

TOTAL LIABILITIES & MEMBERS’ EQUITY	$1,110,981	$846,451

The accompanying notes are an integral part of these financial statements

North American Bio-Energies, LLC
Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010 (Restated)	2009	2010 (Restated)	2009
Revenues	$37,105	$94,150	$39,058	$115,930
Revenues from related parties	290,615	70,055	379,693	70,055
Cost of revenues	291,357	159,053	347,529	200,022
Depreciation expense	7,172	11,355	18,877	22,710
Gross profit (loss)	29,191	(6,203)	52,345	(36,747)

Operating expenses:
Selling, general & administrative expenses	19,762	24,300	24,981	37,273
Inventory revaluation	-	40,593	-	40,593
Operating income (loss)	9,429	(71,096)	27,364	(114,613)

Other income (expense):
Interest expense	(3,656)	(5,045)	(7,288)	(7,633)
Other income	4,500	39,790	4,500	29,790
Net Income (Loss)	$10,273	$(36,351)	$24,576	$(92,456)

The accompanying notes are an integral part of these financial statements

North American Bio-Energies, LLC
Statements of Cash Flows
For the Six Months Ended June 30, 2010 and 2009
(Unaudited)

	2010 (Restated)	2009
Cash Flows from Operating Activities
Net income (loss)	$24,576	$(92,456)
Adjustments to reconcile net income (loss) to net cash provided by in operating activities:
Depreciation expense	18,877	22,710
Inventory revaluation	-	40,593
Changes in operating assets and liabilities:
Accounts receivable	(233,598)	(12,345)
Inventory	(16,299)	11,651
Tax credit receivable	(12,798)	(6,030)
Prepaid expenses and other current assets	(20,438)	-
Accounts payable	254,092	(9,684)
Accrued expenses	893	5,903
Net cash provided by operating activities	15,305	(39,658)

Cash Flows from Investing Activities
Purchase of assets - construction in progress	(8,616)	(13,200)
Purchase of fixed assets	(450)	(5,094)
Net cash used in investing activities	(9,066)	(18,294)

Cash Flows from Financing Activities
Repayments of third party debt	(15,031)	(13,902)
Proceeds from related party debt	-	55,000
Net cash provided by financing activities	(15,031)	41,098
Net Change in Cash	(8,792)	(16,854)
Cash at Beginning of Period	12,447	42,408
Cash at End of Period	$3,655	$25,554

Supplemental Disclosures of Cash Flow Information
Cash paid during year for:
Interest	$7,288	$7,633
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements

North American Bio-Energies, LLC
Statement of Members’ Equity
For the Six Months Ended June 30, 2010
(Unaudited)
(Restated)

Members’ equity at December 31, 2009	$200,533
Net income	24,576
Members’ equity at March 31, 2010	$225,109

The accompanying notes are an integral part of these financial statements.

NORTH AMERICAN BIO-ENERGIES, LLC
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1- BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of North American Bio-Energies, LLC (“the Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America, pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) for interim financial information. Accordingly, the financial statements do not include all information and footnotes required by generally accepted accounting principles in the United States (“GAAP”) for complete annual financial statements. In the opinion of management, the accompanying unaudited interim financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2010, or for any subsequent period. These interim financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended December 31, 2009, included herein.

Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2009 have been omitted.

NOTE 2- LINE OF CREDIT

On April 27, 2010, the Company amended its line of credit into a five-year term loan with 59 monthly principal and interest installments of $4,805 with the final payment on April 25, 2015.  The note bears interest at Prime + 1%, but no less than 5.25%.

NOTE 3 - RESTATEMENT

The Company determined that there was an error in previously filed financial statements as of and for the six months ended June 30, 2010 related to the classifications of certain transactions occurring in May 2010 in which the Company purchased off specification biodiesel to be reprocessed to meet ASTM standards and then sold it to end users. The transactions were originally recorded as brokered sales, in which case the original seller would be responsible for collecting payment from the end user directly. These transactions should have been recorded as direct sales, as the Comapny is in fact responsible for the collection of payment from the end users and disbursement to the original sellers.  In addition, the Company determined that certain costs related to these transactions were not recorded and has adjusted cost of revenues to include these additional costs.

The balance sheet and statement of operations are restated as follows:

North American Bio-Energies, LLC
Balance Sheet
(Unaudited)

	As Previously Reported	Adjustments		Restated
ASSETS
Current Assets
Cash	$3,655			$3,655
Accounts receivable, net	8,748			8,748
Accounts receivable, related party	105,548	200,406	(1)	305,954
Prepaid expenses	20,438			20,438
Inventory	95,320			95,320
Tax credit receivable	176,988			176,988
Total Current Assets	410,697	200,406		611,103

Property, plant and equipment, net	205,804			205,804
Construction in progress	294,074			294,074
TOTAL ASSETS	$910,575	200,406		$1,110,981

LIABILITIES & MEMBERS’ EQUITY
Current Liabilities
Accounts payable	$240,085	274,916	(1)	$515,001
Accrued liabilities	6,365			6,365
Current maturities of long-term debt	54,517			54,517
Notes payable to related parties	97,500			97,500
Total Current Liabilities	398,467	274,916		673,383

Long-term debt	212,489			212,489
Total Liabilities	610,956	274,916		885,872

Members’ Equity	299,619	(74,510)		225,109

TOTAL LIABILITIES & MEMBERS’ EQUITY	$910,575	200,406		$1,110,981

(1)  To reflect correct receivables and payables for direct sales of bio-diesel

North American Bio-Energies, LLC
Statements of Operations
(Unaudited)
	Three Months Ended June 30, 2010
	As Reported	Adjustments		Restated

Revenues	$37,105			$37,105
Revenues from related parties	241,882	48,733	(2)	290,615
Cost of revenues	168,114	123,423	(2)	291,357
Depreciation expense	7,172			7,172
Gross profit (loss)	103,701	(74,510)		29,191

Operating expenses:
Selling, general & administrative expenses	19,762			19,762
Inventory revaluation	-			-
Operating income (loss)	83,939	(74,510)		9,429

Other income (expense):
Interest expense	(3,656)			(3,656)
Other income	4,500			4,500
Net Income (Loss)	$84,783	(74,510)		$10,273

(2) To reflect revenues and costs related to direct sales transactions that were previously unrecorded

North American Bio-Energies, LLC
Statements of Operations

	Six Months Ended June 30, 2010
	As Reported	Adjustments	Restated

Revenues	$39,058		$39,058
Revenues from related parties	330,960	48,733 (2)	379,693
Cost of revenues	224,286	123,243 (2)	347,529
Depreciation expense	18,877		18,877
Gross profit (loss)	126,855	(74,510)	52,345

Operating expenses:
Selling, general & administrative expenses	24,981		24,981
Inventory revaluation	-		-
Operating income (loss)	101,874	(74,510)	27,364

Other income (expense):
Interest expense	(7,288)		(7,288)
Other income	4,500		4,500
Net Income (Loss)	$99,086	(74,510)	$24,576

(2) To reflect revenues and costs related to direct sales transactions that were previously unrecorded